UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2008

FLIGHT SAFETY TECHNOLOGIES, INC. (Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-33305 (Commission File Number)	95-4863690 (IRS Employer Identification No.)

        28 Cottrell Street, Mystic, Connecticut 06355
(Address of principal executive offices and Zip Code)

                              (860) 245-0191
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
            (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
            (17 CFR 240.13e-4(c))

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995:

"Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This report contains forward looking statements identified by the use of words such as should, believes, plans, goals, expects, may, will, objectives, missions, or the negative thereof, other variations thereon or comparable terminology. Such statements are based on currently available information which management has assessed but which is dynamic and subject to rapid change due to risks and uncertainties that affect our business, including, but not limited to, the outcome of pending class action litigation alleging violations of federal securities laws, whether the government will implement WVAS at all or with the inclusion of a SOCRATES® wake vortex sensor, the impact of competitive products and pricing, limited visibility into future product demand, slower economic growth generally, difficulties inherent in the development of complex technology, new products sufficiency, availability of capital to fund operations, research and development, fluctuations in operating results, and other risks detailed from time to time in our filings with the Securities and Exchange Commission. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, goals, assumptions or future events or performance are not statements of historical fact and may be forward looking statements. Forward looking statements involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated.

Note: Information in this report is furnished pursuant to Item 1.01.

On September 10, 2008, Flight Safety Technologies, Inc. issued a press release announcing that on September 10, 2008, it finalized its license agreement with the University of Tennessee Research Foundation patent rights related to atmospheric glow plasma technology, and completed the acquisition of assets from AGT, Inc., the former licensee of these patent rights. The Company also announced that its proposal to the FAA for contract funding for research and development on its AWSM™ technology was rejected and the prospects for such funding are unlikely.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated September 10, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
FLIGHT SAFETY TECHNOLOGIES, INC. Date: September 10, 2008 /s/ Kenneth S. Wood
Kenneth S. Wood Chief Executive Officer